UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2018

Petrolia Energy Corporation

(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-941-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Bow Energy/Blue Sky Share Exchange

Effective on August 31, 2018, Petrolia Energy Corp. (the “Company”, “we” and “us”), entered into and closed the transactions contemplated by a Share Exchange Agreement with Blue Sky Resources Ltd. (“Blue Sky” and the “Exchange Agreement”).

The President, Chief Executive Officer and 100% owner of Blue Sky is Ilyas Chaudhary, the father of Zel C. Khan, the Company’s Chief Executive Officer. Mr. Chaudhary indirectly owns and controls BSIH Ltd. (“BSIH”), which is a significant shareholder of the Company. Additionally, prior to the acquisition of Bow Energy Ltd. (“Bow”) (which we acquired pursuant to an Arrangement Agreement dated November 30, 2017, which acquisition closed on February 27, 2018), BSIH, and as a result of his ownership and control of BSIH, Mr. Chaudhary, controlled Bow.

Pursuant to the Exchange Agreement, we exchanged 100% of the ownership of Bow, in consideration for:

(a)	70,807,417 shares of the Company’s common stock owned and controlled by Mr. Chaudhary and BSIH (the “Blue Sky Shares”);

(b)	$100,000 in cash (less certain advances paid by Blue Sky or Bow to the Company since April 1, 2018);

(c)	the assumption of certain payables owed by Bow totaling $1,696,332 (which includes $730,000 owed under the terms of a Loan Agreement, as amended, originally entered into by Bow, but not the subsequent $800,000 borrowed by Bow pursuant to the amendment to the Loan Agreement dated May 9, 2018 (which obligation is documented by a Debt Repayment Agreement));

(d)	20% of Bow Energy International Holdings, Inc, which is wholly-owned by Bow (“Bow EIH”)(which entity’s subsidiaries own certain Production Sharing Contracts (the “PSC”) and certain other participating assets), pursuant to an Assignment Agreement;

(e)	certain carry rights described in greater detail in the Exchange Agreement, providing for Blue Sky to carry the Company for up to the next $10 million of aggregate costs in BOW EIH and the PSC assets, with any profits from BOW EIH being distributed 80% to Bow and 20% to the Company, pursuant to a Petrolia Carry Agreement (the “Carry Agreement”); and

(f)	and a 3% royalty, after recovery of (i) the funds expended by Bukit Energy Bohorok Pte Ltd, which is wholly-owned by BOW EIH in the Bohorok, Indonesia PSC (the “Bohorok PSC”) since July 1, 2018, plus (ii) $3,546,450 (i.e., ½ of Bow’s share of the prior sunk cost of the Bohorok PSC), which royalty is evidenced by an Assignment of Petrolia Royalty (the “Royalty Assignment”).

The Exchange Agreement closed on August 31, 2018 and has an effective date of July 1, 2018.

The Exchange Agreement contains customary and standard representations and warranties of the parties, indemnification obligations (which survive for six months following the closing), and closing conditions. The Exchange Agreement may be terminated by either party for any reason prior to closing.

The Company plans to cancel the Blue Sky Shares and return such shares to the status of authorized but unissued shares of common stock after closing.

Tariq Chaudhary, the Company’s Chief Financial Officer, is, and will continue serving as the Chief Financial Officer of Bow following the closing.

The foregoing description of the Exchange Agreement, Debt Repayment Agreement, Assignment Agreement, Carry Agreement and Royalty Agreement, do not purport to be complete and are qualified in their entirety by reference to the Exchange Agreement a copy of which is attached hereto as Exhibit 2.1, and the Debt Repayment Agreement, Assignment Agreement, Carry Agreement and Royalty Agreement, copies of which form exhibits to the Exchange Agreement as attached hereto, all of which are incorporated herein by reference.

Director Convertible Notes

On August 17, 2018, the Company sold an aggregate of $90,000 in Convertible Promissory Notes (the “Director Convertible Notes”), to the Company’s directors, Ivar Siem ($20,000); Leo Womack ($60,000); and Joel Oppenheim ($10,000). The Director Convertible Notes accrue interest at the rate of 12% per annum until paid in full and are due and payable on October 17, 2018. The amount owed may be prepaid at any time without penalty. The outstanding principal and interest owed under the Director Convertible Notes are convertible into common stock of the Company, from time to time, at the option of the holders of the notes, at a conversion price of $0.10 per share. As additional consideration for entering into the notes, the Company agreed to grant one-year warrants to purchase one share of the Company’s common stock at an exercise price of $0.10 per share for each dollar loaned pursuant to the Director Convertible Notes (the “Bridge Note Warrants”). As such, the Company granted (a) 20,000 Bridge Note Warrants with Ivar Siem; (b) 60,000 Bridge Note Warrants to Leo Womack; and (c) 10,000 Bridge Note Warrants to Joel Oppenheim. The Director Convertible Notes contain standard and customary events of default. It is contemplated that up to an additional $160,000 in Director Convertible Notes will be sold to affiliates of the Company in the next several months.

The foregoing description of the Director Convertible Notes, does not purport to be complete and is qualified in its entirety by reference to the Form of 12% Bridge Note – 2018, a copy of which is attached hereto as Exhibit 10.5, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures in Item 1.01 above regarding the Exchange Agreement are incorporated by reference in this Item 2.01 in their entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures in Item 1.01 above regarding the Director Convertible Notes are incorporated by reference in this Item 2.03 in their entirety.

Item 3.02 Unregistered Sales of Equity Securities.

We claim an exemption from registration for the issuance and sale of the Director Convertible Notes and Bridge Note Warrants described above pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (“Securities Act”), since the foregoing issuances/grants did not involve a public offering, the recipients were “accredited investors” and/or had access to similar information as would be included in a Registration Statement under the Securities Act. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Up to a total of 900,000 shares of common stock of the Company are issuable upon the conversion of the principal amount of the Director Convertible Notes and up to a total of 90,000 shares of common stock are issuable upon exercise of the Bridge Note Warrants, pursuant to their terms.

Item 8.01 Other Events

On September 5, 2018, the Company issued a press release discussing the matters disclosed in Item 1.01 above, which press release is included herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1*	Share Exchange Agreement by and between Petrolia Energy Corporation and Blue Sky Resources Ltd, dated August 31, 2018 and effective July 1, 2018
10.1	EJL Debt Repayment Agreement effective July 31, 2018, by and between Petrolia Energy Corporation and Blue Sky Resources Ltd (incorporated by reference to Schedule 2A of the Share Exchange Agreement filed herewith as Exhibit 2.1)
10.2	Assignment of 20% BOW EIH effective July 31, 2018, by and between Petrolia Energy Corporation and Bow Energy Ltd. (incorporated by reference to Schedule 3 of the Share Exchange Agreement filed herewith as Exhibit 2.1)
10.3	Assignment of Petrolia Royalty effective July 31, 2018, by and between Petrolia Energy Corporation and Bow Energy Ltd. (incorporated by reference to Schedule 4 of the Share Exchange Agreement filed herewith as Exhibit 2.1)
10.4	Petrolia Carry Agreement, by and between Petrolia Energy Corporation and Bow Energy Ltd. (incorporated by reference to Schedule 5 of the Share Exchange Agreement filed herewith as Exhibit 2.1)
10.5*	Form of 12% Bridge Note - 2018
99.1**	Press release dated September 5, 2018

* Filed herewith.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Zel C. Khan
Zel C. Khan Chief Executive Officer

Date: September 5, 2018

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Exchange Agreement by and between Petrolia Energy Corporation and Blue Sky Resources Ltd, dated August 31, 2018 and effective July 1, 2018
10.1	EJL Debt Repayment Agreement effective July 31, 2018, by and between Petrolia Energy Corporation and Blue Sky Resources Ltd (incorporated by reference to Schedule 2A of the Share Exchange Agreement filed herewith as Exhibit 2.1)
10.2	Assignment of 20% BOW EIH effective July 31, 2018, by and between Petrolia Energy Corporation and Bow Energy Ltd. (incorporated by reference to Schedule 3 of the Share Exchange Agreement filed herewith as Exhibit 2.1)
10.3	Assignment of Petrolia Royalty effective July 31, 2018, by and between Petrolia Energy Corporation and Bow Energy Ltd. (incorporated by reference to Schedule 4 of the Share Exchange Agreement filed herewith as Exhibit 2.1)
10.4	Petrolia Carry Agreement, by and between Petrolia Energy Corporation and Bow Energy Ltd. (incorporated by reference to Schedule 5 of the Share Exchange Agreement filed herewith as Exhibit 2.1)
10.5*	Form of 12% Bridge Note - 2018
99.1**	Press release dated September 5, 2018

* Filed herewith.

** Furnished herewith.